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                                                                    EXHIBIT 10.6
                              COMERICA INCORPORATED
                        Comerica Tower at Detroit Center
                            500 Woodward, 33rd Floor
                          Detroit, Michigan 48226-3391

                                                              ____________, 2002


Dear Mr./Ms.____________

If you have any agreement currently in effect (the "Prior Agreement") with Comerica Incorporated (the "Corporation") concerning indemnification of you by the Corporation in connection with your acting or having acted at any time as a director or officer of the Corporation, this agreement (the "Agreement") hereby amends and restates the Prior Agreement in its entirety. If you do not have a Prior Agreement with the Corporation concerning such indemnification, this Agreement shall serve as your initial Agreement with the Corporation concerning the indemnification of you by the Corporation with respect to expenses, liabilities and losses, including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by you ("Indemnified Costs") in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) (collectively, a "Proceeding") in which you are involved, as a party, a threatened party or otherwise, by reason of your acting or having acted at any time as a director or officer of the Corporation.

The Corporation is entering into this Agreement pursuant to the authority contained in its Bylaws and the provisions of the General Corporation Law of Delaware (8 Del. C.ss.101 et seq.) ("Delaware Law"), including the provision of 8 Del. C.ss.145 to the effect that the indemnification authorized thereby is not exclusive. That provision of the Delaware Law suggests that contracts may be entered into between a corporation organized under the Delaware Law and its directors and officers with respect to indemnification of those persons.

To induce you to act and continue to act as a director or officer of the Corporation, the Corporation desires to provide you with the broadest indemnity which it is permitted by law to extend.

In consideration of the foregoing and of your service as a director or officer after the date of this Agreement, the Corporation agrees to the terms and conditions set forth below.

I.       BASIC INDEMNIFICATION ARRANGEMENT

To the fullest extent authorized or permitted by applicable law and regulation, as currently in effect or hereafter amended, and subject to the limitations on indemnification set forth in this Agreement, the Corporation will:

1. Indemnify you and hold you harmless from and against and, if paid by you, reimburse you for, any Indemnified Costs incurred by you in connection with any Proceedings arising by reason of the fact that you are or at any time in the past


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         were a director or officer of the Corporation, or are or were serving or at any time will serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise including service with respect to employee benefit plans, to the extent of the highest and most advantageous to you of any combination of:

         (a) the benefits provided by the indemnification provisions of the Corporation's Bylaws as in effect on the date of this Agreement;

         (b) the benefits provided by the indemnification provisions of the Corporation's Bylaws in effect at the time the Indemnified Costs are incurred by you;

         (c) the benefits allowable under the Delaware Law in effect as of the date of this Agreement or as the same may hereafter be amended;

         (d) the benefits allowable under the law of the jurisdiction under which the Corporation is organized at the time the Indemnified Costs are incurred by you;

         (e) the benefits available under any director's and officer's insurance ("D&O Insurance") or other liability insurance obtained by the Corporation; and

         (f) the benefits available to the fullest extent authorized to be provided to you by the Corporation under the non-exclusivity provisions of the Bylaws of the Corporation and the Delaware Law.

2. Pay any and all expenses in connection with a Proceeding arising by reason of the fact that you are or at any time in the past were a director or officer of the Corporation, as those expenses are incurred and in advance of the final disposition of the Proceeding, regardless of whether the directors of the Corporation previously authorized those payments, upon receipt from you of an undertaking by or on your behalf to repay such amount if it ultimately is determined that you are not entitled to be indemnified by the Corporation for those expenses under applicable law, the Corporation's Bylaws, this Agreement or otherwise.

II.      DETERMINATION OF STANDARD OF CONDUCT

To the extent the Corporation's Bylaws, Delaware Law or the law of the jurisdiction under which the Corporation is organized at the time the Indemnified Costs are incurred by you, as the case may be, requires that you or your spouse (a "D&O Claimant"), meet a standard of conduct in order to be entitled to indemnification, such determination, unless prohibited by applicable law or regulation, or otherwise required by Section 18(k) of the Federal Deposit Insurance Act, as amended, shall be made by Independent Legal Counsel, as follows:

         1. the Disinterested Directors (as defined below) shall select Independent Legal Counsel by majority vote, even if such Disinterested Directors constitute less than a quorum, and direct that the determination be made by such counsel (or, if there are no Disinterested Directors, the full Board of Directors shall select Independent Legal Counsel by majority vote and shall direct that the determination be made by such counsel); unless there shall have occurred within two years prior to the date of the commencement of the Proceeding for which indemnification is claimed a "Change of Control" as defined in the


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                  Amended and Restated Comerica Incorporated 1997 Long-Term
                  Incentive Plan as in effect on the date of this Agreement, in which case the Independent Legal Counsel shall be selected by the D&O Claimant unless the D&O Claimant shall request that such selection be made by the Board of Directors. If it is so determined that the D&O Claimant is entitled to indemnification, payment to the D&O Claimant shall be made within 10 days after such determination.

         2. the term "Disinterested Directors" shall mean directors that are not and were not parties, and who are not and were not threatened to be made parties, to such Proceeding;

         3. "Independent Legal Counsel" shall mean a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and that, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the D&O Claimant in an action to determine the D&O Claimant's rights under this Section.

III.     SPOUSAL INDEMNIFICATION

The Corporation will indemnify your spouse to whom you are legally married at any time you are covered under the indemnification provided in this Agreement (even if you do not remain married to him or her during the entire period of coverage) against third party Proceedings or direct or derivative actions or suits for the same period, to the same extent and subject to the same standards, limitations, obligations and conditions under which you are provided indemnification herein, if your spouse (or former spouse) becomes involved in a Proceeding solely by reason of his or her status as your spouse, including, without limitation, any Proceeding that seeks damages recoverable from marital community property, jointly-owned property or property purported to have been transferred from you to your spouse (or former spouse). Your spouse or former spouse also may be entitled to advancement of expenses to the same extent that you are entitled to advancement of expenses herein. The Corporation may maintain insurance to cover its obligation hereunder with respect to your spouse (or former spouse) or set aside assets in a trust or escrow fund for that purpose.

IV.      ENFORCEMENT COSTS

The Corporation will pay any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by you to enforce your rights under this Agreement.

V.       INSURANCE

The Corporation will purchase and maintain in effect for your benefit one or more valid, binding and enforceable policy or policies of D&O Insurance, provided that the Corporation will not be required to purchase and maintain the same if the insurance is not reasonably available or if, in the reasonable business judgment of the then directors of the Corporation (or a committee thereof), the cost for the insurance is substantially disproportionate to the

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coverage provided or the coverage provided is so limited by exclusions that the benefits provided by the insurance are insufficient.

The Corporation agrees that the provisions hereof shall remain in effect regardless of whether D&O Insurance or other liability insurance coverage is obtained or retained at any time by the Corporation, and that any benefits granted to you hereunder will be in addition to any indemnification benefits provided to you by any entity other than the Corporation; except that any payments made under an insurance policy or from any other source will reduce the obligations of the Corporation hereunder.

VI.      PARTIAL INDEMNIFICATION

If you are entitled under any provision of this Agreement to indemnification for some claims but not for others, or for some portion of expenses but not for the total amount thereof, the Corporation will indemnify you for that portion of the claims and expenses for which you are entitled to indemnification.

VII.     LIMITATIONS ON INDEMNIFICATION

No indemnification, reimbursement or payment shall be required of the Corporation under this Agreement with respect to any of the items set forth below, except to the extent it is provided from policies of insurance carried by the Corporation:

1. Any claim as to which you shall have been finally adjudged by a court of competent jurisdiction to:

         (a) have breached a director's duty of loyalty to the Corporation or its shareholders;

         (b) have committed acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

         (c) have effected any transaction from which you have derived an improper personal benefit within the meaning of the Delaware Law (8 Del.C.ss.102(b)(7)); or

         (d) have authorized any unlawful payment of dividend or unlawful stock purchase or redemption on the Corporation's stock prohibited by the Delaware Law (8 Del. C.ss.174);
                  except to the extent that such court, or another court having jurisdiction, shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, you are fairly and reasonably entitled to indemnity for such Indemnified Costs as the court deems proper.

2. Any payment determined to be unlawful by final judgment of a court or other tribunal having jurisdiction over the question.

3. Any obligation of yours under Section 16(b) of the Securities Exchange Act of 1934, as amended.

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4.       Any liability or expense (including any penalty, judgment or legal expense) sustained in connection with an administrative or civil enforcement action which is initiated by a federal banking agency and results in a final adjudication or finding against you; if such indemnification, reimbursement or payment, on the date thereof, is a prohibited indemnification payment under Regulations and Statements of General Policy of the Federal Deposit Insurance Corporation (including, without limitation, 12 CFR 359.0 et seq.) or federal banking law (including, without limitation, 12 USC 1828(k)), as both are amended and in effect on the date of such payment.

You hereby agree to reimburse the Corporation, to the extent not covered by payments from insurance or bonds purchased pursuant to 12 CFR 359.1(1)(2), as amended for that portion of the advanced indemnification payments that subsequently become prohibited indemnification payments, as defined in 12 CFR 359.1(1), as amended.

VIII.    ESTABLISHMENT OF TRUST

The Corporation may (but is not obligated to) dedicate assets of the Corporation as collateral security for the funding of its obligations under this Agreement and under similar agreements with other directors, officers, employees and agents, by depositing assets or bank letters of credit in trust or escrow, establishing reserve accounts, funding self- insurance arrangements or otherwise, on terms determined by the Corporation.

IX.      LEGAL DEFENSE

You will provide to the Corporation prompt written notice of any Proceeding brought, threatened, asserted or commenced against you with respect to which you may assert a right to indemnification under this Agreement. You will not make any admission or effect any settlement without the Corporation's written consent unless you have undertaken your own defense in the matter and have waived the benefits of this Agreement. The Corporation will not settle any Proceeding to which you are a party in any manner which would impose any penalty on you without your written consent. Neither you nor the Corporation will unreasonably withhold consent to any proposed settlement. Except as otherwise provided below, to the extent that it wishes to do so, the Corporation jointly with any other indemnifying party similarly notified (or its or their insurer), will be entitled to assume your defense in any Proceeding, with counsel mutually satisfactory to you and the Corporation. After notice from the Corporation to you of the Corporation's election so to assume such defense, the Corporation will not be liable to you under this Agreement for any legal or other expenses subsequently incurred by you in connection with the defense of the matter other than reasonable costs of investigation or as otherwise provided below. You will have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation (or its insurer), of its assumption of the defense of the Proceeding will be at your expense unless:

         (a) the employment of counsel by you was authorized by the Corporation;

         (b) you reasonably concluded that there may be a conflict of interest between you and the Corporation in the conduct of the defense of the action; or

         (c) the Corporation in fact will not have employed counsel to assume the defense of the action;

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in each of these cases the fees and expenses of counsel will be at the expense of the Corporation. The Corporation will not be entitled to assume your defense in any Proceeding brought by or on behalf of the Corporation or as to which you will have made the conclusion provided for in clause (b) above.

X.       INDEMNIFICATION - SECURITIES ACT LIABILITIES

If a claim is asserted for indemnification against liabilities under the Securities Act of 1933 or the Securities Exchange Act of 1934 (Acts) in connection with the registration for sale of any securities of the Corporation (other than a claim for the payment of expenses incurred in the successful defense of any such Proceeding), you agree that it will not be a breach of this Agreement for the Corporation to agree with the Securities and Exchange Commission that, unless in the opinion of the Corporation's counsel the matter has been settled by controlling precedent, the Corporation will submit to a court of competent jurisdiction the question of whether or not such indemnification by the Corporation is against public policy as expressed in the Acts, and the Corporation will be governed by the final adjudication of the issue.

XI.      NO PERSONAL LIABILITY

You agree that neither the shareholders nor the directors nor any officer, employee, representative or agent of the Corporation will be personally liable for the satisfaction of the Corporation's obligations under this Agreement, and you will look solely to the assets of the Corporation for satisfaction of any claims hereunder.

XII.     CONTINUING RIGHTS

Your rights and the obligations of the Corporation under this Agreement will continue in full force and effect despite any subsequent amendment or modification of the Corporation's Bylaws as in effect on the date hereof, or any subsequent action by the directors or shareholders of the Corporation.

XIII.    DURATION OF AGREEMENT

This Agreement will continue until and terminate upon the later of:

         (a) 10 years after the date that you cease to serve as a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for which you served as a director, officer, employee, agent or fiduciary at the request of the Corporation; or

         (b) the final termination of all pending Proceedings for which rights of indemnification or advancement of expenses are granted under this Agreement.

XIV.     GOVERNING LAW

This Agreement will be construed and interpreted and the rights of the Parties hereunder will be determined in accordance with the laws of the State of Delaware without giving

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effect to principles of conflicts of law. The rights provided to you under this
Agreement will not be deemed exclusive of any other rights to indemnity to which you may be or become entitled in connection with your service as a director or officer of the Corporation.

XV.      SEVERABILITY

The provisions of this Agreement are severable and if for any reason any provision or portion hereof is held illegal, invalid or unenforceable, such determination will not affect any other provision or portion of this Agreement or any rights existing otherwise than under this Agreement.

XVI.     SUCCESSORS AND ASSIGNS

This Agreement is binding upon and will inure to the benefit of the Parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

COMERICA INCORPORATED


By:
Name:      George W. Madison
Its:       Executive Vice President, General Counsel and
           Corporate Secretary

Accepted by:


[DIRECTOR OR OFFICER]